Merger Agreement with GETCO Holding Company, LLC	12 Months Ended
Dec. 31, 2012
Merger Agreement with GETCO Holding Company, LLC
5.	Merger Agreement with GETCO Holding Company, LLC

On December 19, 2012, Knight, GETCO Holding Company, LLC (“GETCO”) and an affiliate of GETCO entered into an agreement and plan of merger (the “Merger Agreement”) for a strategic business combination. As a result of the proposed strategic business combination (the “Merger”), Knight and GETCO will each become a wholly owned subsidiary of Knight Holdco, Inc., a newly-formed Delaware corporation (“KCG”). The business of KCG will be the combined business of Knight and GETCO.

Under the Merger Agreement, existing Company common stockholders (other than GETCO and holders of Company restricted stock or other equity awards granted after December 19, 2012) will have the right to elect to receive $3.75 per share in cash or one share of common stock of KCG for each share of Company Class A common stock they own immediately prior to the completion of the transaction. The cash consideration will be subject to pro-ration if the holders of more than 66.7% of the Company’s Class A common stock eligible for election in the transaction properly elect to receive the cash consideration for their Company shares. Jefferies & Company, Inc. and its affiliates (“Jefferies”), the largest stockholders of the Company, have agreed to limit their cash election to 50.0% of their Company shares to the extent the total cash consideration would otherwise exceed $720.0 million. This is intended to enable other Company stockholders (excluding GETCO and holders of Company restricted stock or other equity awards granted after December 19, 2012) to receive up to 66.7% of their total consideration in cash, while limiting the total cash consideration to be paid by KCG to not more than $720.0 million in the aggregate.

If the transaction is completed, GETCO Class A, Class B and Class P unitholders are expected to receive, in aggregate, approximately 233 million shares of common stock of KCG and 75 million warrants to acquire shares of common stock of KCG. The warrants will be comprised of 25 million Class A warrants, having a $4.00 exercise price and exercisable for a four-year term; 25 million Class B warrants, having a $4.50 exercise price and exercisable for a five-year term; and 25 million Class C warrants, having a $5.00 exercise price and exercisable for a six-year term.

If the transaction is completed, all of the Company’s existing long-term debt will be accelerated and will become due and payable. See Footnote 13 “Long-Term Debt” for further details of the impact of the transaction on the Company’s long-term debt. The vesting of certain stock based compensation awards that have been issued to Company employees will accelerate upon completion of the Merger, while other such awards will be converted into awards for shares of KCG on the same terms and conditions (including vesting). See Footnote 15 “Stock-Based Compensation” for further details.

The Merger is expected to be completed in the second quarter of 2013, subject to the approval by Knight’s stockholders and GETCO’s voting unitholders, customary regulatory approvals and satisfaction of customary closing conditions.